Exhibit 99.1
Exhibit 99.1

This presentation contains “forward - looking statements” based upon the Company’s current best judgment & expectations .. You can identify forward - looking statements by the use of forward - looking expressions such as “may,” “will,” “should,” “expect,” “believe,” “anticipate,” “assume,” “estimate,” “intend,” “plan,” “annualized,” “project,” “continue” or any negative or other variations on such expressions .. Any statements contained in this presentation that relate to future events, including, without limitation, statements regarding our expected future growth, intended disposition of the Office/Flex Portfolio and the 18 , 000 square foot building that is located adjacent to the Office/Flex Portfolio, strategy of being a pure - play Industrial/Logistics REIT, potential sales and acquisitions, planned development and construction, planned expansions into new markets, anticipated leasing activities, anticipated stabilization and stabilization yield, development margins and value creation, and expectations regarding our tax status, are forward - looking statements .. Although the Company believes that its plans, intentions and expectations as reflected in or suggested by those forward - looking statements are reasonable, the Company can give no assurance that the plans, intentions or expectations will be achieved .. The Company has listed below some important risks, uncertainties and contingencies which could cause its actual results, performance or achievements to be materially different from the forward - looking statements it makes in this presentation .. These risks, uncertainties and contingencies include, but are not limited to, the following : risks related to the COVID - 19 pandemic ; the success or failure of the Company's efforts to implement its current business strategy ; the Company's ability to complete contemplated acquisitions, dispositions and development projects, and identify and complete additional property acquisitions and non - core asset dispositions and risks of real estate acquisitions and dispositions ; anticipated or targeted stabilization and underwritten stabilized Cash NOI yields (as defined in the Appendix) for planned development and acquisition activities ; availability of investment opportunities on real estate assets ; the performance and financial condition of tenants and corporate customers ; expectations regarding potential lease - ups or rental yields ; the adequacy of the Company's cash reserves, working capital and other forms of liquidity ; the availability, terms and deployment of short - term and long - term capital ; demand for industrial space ; the actions of the Company’s competitors and the Company’s ability to respond to those actions ; the timing of cash flows from the Company's investments ; the cost and availability of the Company's financings, which depends in part on the Company's asset quality, the nature of the Company's relationships with its lenders and other capital providers, the Company's business prospects and outlook and general market conditions ; increases in financing and other costs, including a rise in interest rates ; economic conditions generally and in the real estate markets and the capital markets specifically ; local economic or political conditions that could adversely affect the Company’s earnings and cash flows ; and other factors discussed under Part I, Item 1 A, “Risk Factors” of the Company's Annual Report on Form 10 - K for the year ended December 31 , 2021 , as updated by the Company’s other filings with the Securities and Exchange Commission (the “SEC”) .. Any forward - looking statements in this presentation, including guidance for future periods, speaks only as of the date on which it was made .. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them .. The Company assumes no obligation to update any forward - looking statements, whether as a result of new information, future events, or otherwise .. In evaluating forward - looking statements, you should consider these risks and uncertainties, together with the other risks described from time to time in the Company's reports and documents which are filed with the SEC, and you should not place undue reliance on those statements .. The risks included here are not exhaustive .. Other sections of this presentation may include additional factors that could adversely affect the Company's business and financial performance .. Moreover, the Company operates in a very competitive and rapidly changing environment .. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the Company's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward - looking statements .. Given these risks and uncertainties, investors should not place undue reliance on forward - looking statements as a prediction of actual results .. This presentation refers to certain financial measures that were not prepared in accordance with U .. S .. generally accepted accounting principles (“GAAP”) .. Reconciliations of those non - GAAP financial measures to the most directly comparable GAAP financial measures can be found in the Appendix herein ..

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